                          SUPPLEMENT DATED MAY 3, 2001

                                       TO

                                 iSHARES, INC.

                                   PROSPECTUS

                             DATED JANUARY 2, 2001


The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus of iShares, Inc., dated January 2, 2001.

Changes in the Malaysian Capital Controls

     The Company understands, based on publicly available information, that the Finance Ministry of Malaysia has abolished, effective May 2, 2001, the exit levy of 10% that had applied to profits repatriated by foreign entities.
Accordingly, the iShares MSCI Malaysia (Free) Index Fund no longer will be required under the Malaysian capital controls to pay a profits levy when it sells Malaysian securities in its portfolio and repatriates the proceeds (e.g., in connection with redemptions).

     The Malaysian capital controls have been changed in significant ways since they were first adopted without warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders.

                          SUPPLEMENT DATED MAY 3, 2001

                                       TO

                                 iSHARES, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 2, 2001

The information in this Supplement updates the information in, and should be read in conjunction with, the Statement of Additional Information of iShares, Inc., dated January 2, 2001.

Revisions to Procedures for Purchases and Redemptions of iShares in Creation
Units

Portfolio Deposit with Securities other than Deposit Securities

     Although the Adviser makes available on each Business Day the list of names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit for each Index Fund, the Company reserves the right to permit the substitution of securities that differ from certain of such Deposit Securities in such numbers of shares as the Adviser determines appropriate, together with a corresponding adjustment to the required cash Balancing Amount necessary to compensate for any differences between the net asset value per Creation Unit and the Deposit Amount.

Timing of Submission of Creation Unit Purchase Orders and Redemption Requests

     Although an Authorized Participant ordinarily must submit to the Distributor a purchase order or a redemption request in respect of Creation Units of any Index Fund on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time (except for the Malaysia (Free), South Korea and Taiwan Index Funds, for which such orders or requests must be submitted by 11:59 p.m. Eastern time), the Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor's proprietary website maintained for this purpose. However, the ability of an Authorized Participant to submit a purchase order or redemption request at any time via this website does not assure the Authorized Participant that such order or request will be processed at the net asset value determined on the date of such submission. The purchase order or redemption request, once accepted by the Company, will be processed based on the net asset value determined after such acceptance, either on the date of submission or on the next day that net asset value is determined, as the case may be, in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in the Statement of Additional Information.

Changes to Certain Creation and Redemption Transaction Charges

     In the transaction fee expense tables on pages 71, 72 and 73 of the Statement of Additional Information, the amounts in the respective columns labeled "In-kind and cash purchases" for the purchase of Creation Units of iShares of an Index Fund, and "In-kind and cash Redemptions" for the redemption of Creation Units of iShares of an Index Fund are revised as follows for the listed Index Fund:

             Australia              $2,400           Mexico (Free)       $1,400
             Austria                $1,200           Netherlands         $2,000
             Belgium                $1,500           Portugal            $2,000
             Brazil (Free)          $4,100           Singapore (Free)    $2,200
             Canada                 $3,300           South Africa        $2,900
             EMU                    $8,000           South Korea         $4,200
             France                 $2,900           Spain               $2,300
             Germany                $2,500           Sweden              $2,200
             Greece                 $3,500           Switzerland         $2,600
             Hong Kong              $2,900           Taiwan              $6,200
             Indonesia (Free)       $4,700           Thailand (Free)     $3,300
             Italy                  $2,200           Turkey              $3,900
             Japan                  $8,300           United Kingdom      $5,100
             Malaysia (Free)        $5,500           United States       $2,900